SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549



                       ______________________

                             FORM 8-K



                          CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934



                          Date of Report
                  (Date of earliest event reported)
                          January 20, 1997



                      UNION CARBIDE CORPORATION
        (Exact name of registrant as specified in its charter)



                               New York
            (State or other jurisdiction of incorporation)



        1-1463                               13-1421730
(Commission File Number)          (IRS Employer Identification No.)



    39 Old Ridgebury Rd, Danbury, CT            06817-0001
(Address of principal executive offices)        (Zip code)



                  Registrant's telephone number,
                including area code 203-794-2000



   Total number of sequentially numbered pages in this filing,
                   including exhibits thereto:   13



Item 5.  OTHER EVENTS.


         See Union Carbide Corporation press release dated
         January 20, 1997 accompanying this report as Exhibit 99.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

              99.  Press release, dated January 20, 1997.














Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.









Date:  January 21, 1997



                                        UNION CARBIDE CORPORATION





                                        By     /s/J. MACDONALD
                                               J. Macdonald
                                               Assistant Secretary







                             EXHIBIT INDEX



Exhibit

99.       Press Release, dated January 20, 1997.


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